SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                  June 3, 2002


                                quepasa.com, inc.
             (Exact name of registrant as specified in its charter)

           Nevada                        0-25565                   86-0879433
           ------                        -------                   ----------
(State or other jurisdiction           (Commission               (IRS Employer
     of incorporation)                 File Number)               I.D. Number)

                       5150 North 16th Street, Suite B-145
                             Phoenix, Arizona 85016
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (602) 266-6679

                        400 East Van Buren, Fourth Floor
                             Phoenix, Arizona 85004
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION

     On June 3, 2002, the Registrant executed a Settlement Agreement ("Agreement") with Mark Kucher ("Kucher") pursuant to which it agreed to pay Kucher $190,000 in full settlement of certain claims asserted against the Registrant. As part of the Agreement Kucher and Raymond Duch resigned from the Registrant's Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  10.1     Settlement Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           quepasa.com, inc.
                           (Registrant)


                           By:  /s/ Jeffrey S. Peterson
                                ------------------------------------------------
                                    Jeffrey S. Peterson, Chief Executive Officer

Dated:  June 13, 2002